Exhibit 99.1

Exhibit 99.3 F r o mN e wI n s i ghtst oN e wM e d i ci ne s June 2019

Disclaimers Various statements in this presentation concerning Scholar Rock’s future expectations, plans and prospects, including without limitation, Scholar Rock’s expectations regarding its strategy, its product candidate selection and development timing, including timing for the initiation of and reporting results from its clinical trials for its product candidates, its disease indication selection and timing for such selection, the ability of SRK-015 to affect the treatment of patients suffering from Spinal Muscular Atrophy (SMA) either as a monotherapy or in conjunction with the current standard of care, the ability of SRK-181 to affect the treatment of cancer patients in a manner consistent with preclinical data, and the projected use of cash constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “target,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, Scholar Rock’s ability to provide the financial support and resources necessary to identify and develop multiple product candidates on the expected timeline, competition from others developing products for similar uses, Scholar Rock’s ability to obtain, maintain and protect its intellectual property, Scholar Rock’s dependence on third parties for development and manufacture of product candidates including to supply any clinical trials, and Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and new business initiatives as well as those risks more fully discussed in the section entitled "Risk Factors" in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, which is on file with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Scholar Rock explicitly disclaims any obligation to update any forward-looking statements unless required by law. A shelf registration statement on Form S-3 relating to the public offering of the shares of common stock was declared effective by the SEC on June 10, 2019. Before you invest, you should read the prospectus in the registration statement and related preliminary prospectus supplement that Scholar Rock will file with the SEC for more complete information about the company and this offering. An electronic copy of the preliminary prospectus supplement and accompanying prospectus relating to the offering will be available on the website of the SEC at www.sec.gov. Copies of the preliminary prospectus supplement, when available, and the accompanying prospectus relating to the offering may be obtained by contacting Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue 10th Floor, New York, NY 10022, or by email at prospectus_department@Jefferies.com. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. © Scholar Rock, Inc. All rights reserved. June 2019. 2

A Novel Approach to Targeting Growth Factor Signaling Traditional approaches to targeting growth factors have been limited by: • • • Structural similarities Overlapping sets of related receptors Diverse and overlapping physiological roles Scholar Rock’s novel approach: • • • Targeting signaling proteins at a cellular level Nature’s way of regulating growth factor activity Targeting activation of growth factor precursors has the potential to offer: o o o High selectivity Potency of inhibition Localization of effect • Approach has applicability over a wide variety of growth factors 3 Traditional Target “Mature” Growth Factor Scholar Rock’s Target Growth Factor Precursor

Robust Pipeline Portfolio

	Target / Program	Indication	Discovery / Early Preclinical	Preclinical	Phase 1	Phase 2	Rights / Partner	Next Anticipated Milestone
INTERNAL PROPRIETARY PROGRAMS								
Pro/Latent Myostatin	SRK-015	Spinal Muscular Atrophy (3 distinct Type 2 and Type 3 patient populations)						Preliminary PK/PD Data by End of 2019
Pro/Latent Myostatin	SRK-015	Myostatin-Related Disorders						Identify Next Indication in 2020
Latent TGFβ	SRK-181 (Context-Independent Latent TGFβ1)	Immuno-oncology (Primary resistance to CBTs*)						Initiate Phase 1 Trial Mid-2020
Latent TGFβ	SRK-181 (Context-Independent Latent TGFβ1)	Oncology						
Latent TGFβ	Context-Dependent Latent TGFβ1 / Immune Cell	Oncology/Immuno-oncology						
RGMc	BMP6 Signaling Pathway (anti-RGMc)	Iron-Restricted Anemias						Nominate Product Candidate in 1H20
PARTNERED PROGRAMS								
Latent TGFβ	Context-Independent Latent TGFβ1	Fibrosis					GILEAD	
Latent TGFβ	Context-Dependent Latent TGFβ1 / LTBP1 & LTBP3	Fibrosis					GILEAD	
Latent TGFβ	Undisclosed Program	Fibrosis					GILEAD	
Latent TGFβ	Context-Dependent Latent TGFβ1 / GARP	Oncology/Immuno-oncology					*Janssen Biotech, Inc*	

*CBTs = checkpoint blockade therapies

SCHOLAR ROCK

4

Summary 5 Market cap $450-$500 million Cash, cash equivalents, and marketable securities ~$160 million as of March 31, 2019 Use of proceeds To fund research and development activities for planned SRK-181 Phase 1 proof of concept clinical trial in patients with solid tumors, SRK-015 Phase 3 readiness in SMA, SRK-015 second indication, RGMc and other preclinical activities, as well as working capital and other general corporate purposes. Pipeline program highlights •SRK-015 in ongoing Phase 2 clinical trial for SMA oEach of 3 cohorts represents a distinct and important patient population •SRK-015 second indication to be announced in 2020 •SRK-181 expected to enter Phase 1 clinical trial in patients with solid tumors in mid-2020 oInitial Phase 1 clinical data anticipated by end of 2021 oSignificant opportunity to expand number of patients treated by checkpoint blockade therapies •Nominate product candidate in RGMc program in 1H20 oLarge potential opportunity in iron-restricted anemias Gilead collaboration proceeds Up to an additional $1.45 billion in potential milestones, including a one-time $25 million preclinical milestone, as well as royalties on net sales

Scholar Rock Achievements Since IPO

May 2018

Transitioned to public company

- Successful $86M IPO

Transitioned to clinical stage

- Initiated SRK-015 Phase 1 trial in healthy volunteers

Nov 2018

Presented preclinical data at SITC meeting

- Highlighted Role of TGFβ1 Inhibition in Overcoming Checkpoint Resistance

Published preclinical data in SMNΔ7 mouse models of SMA in *Human Molecular Genetics*

Dec 2018

Executed strategic fibrosis collaboration with GILD

- $80M upfront ($50M cash and $30M equity at $30.60/share). Up to $1.45B in potential milestones.

EC granted Orphan Medicinal product designation for SRK-015 in SMA

Feb 2019

Announced positive SRK-015 interim Phase 1 healthy volunteer results

- First proof-of-mechanism for unique therapeutic approach of targeting latent growth factors

Mar 2019

Nominated SRK-181 as first product candidate in TGFβ1 cancer immunotherapy program

April 2019

Presented additional preclinical data at AACR

- SRK-181-mIgG1 rendered both TGFβ1-expressing and TGFβ1/TGFβ3 co-expressing mouse tumor models sensitive to anti-PD1 immunotherapy

Initiated dosing of patients in SRK-015 Phase 2 trial in SMA

June 2019

Announced positive final top-line results from SRK-015 Phase 1 trial

- Data to be presented at Cure SMA meeting

SCHOLAR ROCK 6

Upcoming Key R&D Milestones

SRK-015 in SMA

- ✓ Initiate Phase 2 SMA proof-of-concept trial by the end of 1Q19
- ✓ Commence patient dosing in Phase 2 SMA proof-of-concept trial in 2Q19
- ○ Present final Phase 1 results at Cure SMA Annual Conference being held June 28-July 1, 2019
- ○ Announce Phase 2 trial read-outs:
  - Preliminary PK/PD analysis by end of 2019
  - Interim efficacy and safety analysis at 6 months in 1H20
  - Top-line results of 12-month treatment period 4Q20-1Q21

SRK-015

- ○ Identify next indication in 2020
  - Neuromuscular disorders
  - Other myostatin-related disorders

TGFβ1 Inhibitor

- ○ Advance cancer immunotherapy product candidate, SRK-181, into a Phase 1 trial mid-2020
- ○ Announce initial data from Phase 1 trial of SRK-181 in patients with solid tumors by end of 2021
- ○ Continue to advance active discovery programs for context-dependent inhibition of TGFβ1
- ○ Conduct fibrosis discovery and preclinical studies in partnership with Gilead

RGMc

- ○ Nominate product candidate in 1H20

SCHOLAR ROCK

7

SRK-015: Inhibitor of Myostatin Activation Potential First Muscle-Directed Therapy for SMA

SRK-015: Highly Specific Inhibitor of Latent Myostatin • Myostatin is a genetically-validated, negative regulator of muscle mass expressed in skeletal muscle tissue Vertebrates lacking the myostatin gene are healthy and display increased muscle mass and strength • 9 Differentiated approach with SRK-015: Fully human monoclonal antibody (mAb) Highly selective inhibitor of the activation of myostatin precursor Half-life of 23-33 days Orphan Drug Designation for SMA granted by FDA and EC US Patent 9,758,576 covers mAbs that inhibit the activation of the myostatin precursor (expiry in 2034)

SRK-015 Opportunity in Spinal Muscular Atrophy Overall Prevalence of 30,000-35,000 in U.S. and Europe Relative Prevalence Among Patients Living With SMA Type I: • Infant-onset; often fatal Focus of Phase 2 Trial Type II and non-ambulatory type III: • • Later-onset but still early childhood Severe deficits in motor function 14% Type III 35% Ambulatory type III: • Limited mobility and substantial morbidity Type II 51% Type IV: • Population not well-characterized 10 Lally et al, Orphanet Journal of Rare Diseases, 2017 Potential to use SRK-015 in conjunction with SMN upregulators Potential to use SRK-015 as monotherapy or in conjunction with SMN upregulators

Significant Unmet Need Remains Despite Current Therapies


SMN Upregulator Therapies
Muscle-Directed Therapies (SRK-015)

Address SMN deficiency to prevent further motor neuron deterioration

Act directly on muscle with aim to improve functional performance

SRK-015 has the potential to drive functional performance across a range of severity observed in SMA either as a monotherapy or in conjunction with any SMN upregulator/corrector therapy

Muscle Function in SMA (Human)

Hammersmith Functional Motor Scale Expanded (HFMSE)


80
60
40
20
0
HFMSE Score at Month 15
Total Possible HFMSE Score of 66
Unmet Medical Need for Functional Improvement with Muscle-Directed Therapies
Mean Improvement with nusinersen
Mean Baseline Score

Mean improvement in HFMSE score experienced by patients with later-onset SMA in the Phase 3 CHERISH clinical trial of nusinersen

SCHOLAR ROCK *SMN = survival motor neuron* 11

SRK-015 Preclinical and Phase 1 Data Support Evaluation in SMA Preclinical and translational data support myostatin as a drug target in SMA • • • Confirmed presence of target in disease setting Achieved multi-fold increase in serum latent myostatin levels indicating target engagement Treatment of SMN7 mouse model led to improved muscle mass and strength Phase 1 data in healthy volunteers showed robust target engagement and no apparent safety signals • • • No dose-limiting toxicities identified up to highest evaluated dose of 30 mg/kg Serum half-life of 23-33 days supports planned evaluation of once every 4-week (Q4W) dosing in Phase 2 Single dose of SRK-015 led to marked increases in serum concentrations of latent myostatin; no meaningful change observed with placebo Target saturation: peak latent myostatin levels plateaued starting with a single dose at 3 mg/kg Durability of saturation: plateau was sustained up to Day 140 after multiple doses at 20 mg/kg • • 12 Phase 1 results provide first proof-of-mechanism in humans of Scholar Rock’s therapeutic approach of targeting the latent form of growth factors

SRK-015 Target Profile in SMA GOALS EVIDENCE TO DATE    Translational/preclinical data support myostatin as a drug target in SMA Preclinical data demonstrate potential for substantial increases in muscle strength Phase 1 PD data demonstrate SRK-015 can successfully engage the target in a durable fashion Effectively increase motor function to drive clinically meaningful outcomes Safety profile to enable chronic dosing, including in pediatric populations   Well-tolerated with no apparent safety signals based on Phase 1 data Binds myostatin precursors with high selectivity in vitro Low drug administration burden to offer broad accessibility   Minimally invasive route of administration (IV) PK and PD data support an infrequent dosing regimen (e.g. once every 4 weeks) 13 Emerging evidence supports investigating the safety and efficacy of SRK-015 in SMA

SRK-015 Phase 2 Trial Design Co h o r t 2 Co h o r t 1 Co h o r t 3 • Double-blind, randomized (1:1) Design • 12-month treatment period Subjects Primary Objectives HFMSE – Hammersmith Functional Motor Scale Expanded; RHS – Revised Hammersmith Scale 14 •Safety •Mean change from baseline in HFMSE •Safety •Mean change from baseline in RHS •Safety •Mean change from baseline in HFMSE •N= 20; ages 5-21 •Open-label, single-arm •20 mg/kg SRK-015 IV Q4W •12-month treatment period •N= 15; ages 5-21 •Open-label, single-arm •20 mg/kg SRK-015 IV Q4W •12-month treatment period •N= 20; ages 2 to 2 mg/kg or 20 mg/kg SRK-015 IV Q4W •Ambulatory Type 3 SMA •Type 2 or non-ambulatory Type 3 SMA •Receiving treatment with approved SMN upregulator •Type 2 SMA •Initiated treatment with approved SMN upregulator before age 5

SRK-015: Path to Top-Line Results in SMA 1Q19 4Q20-1Q21 2Q19 End of 2019 1H 2020  Initiated trial  Commenced patient dosing Preliminary PK/PD data from subset of patients Top-line results Interim efficacy and safety analysis by cohort - Start-up activities, including contracts and IRB submissions with trial sites - Full 12-month treatment period by cohort - Provided additional details of Phase 2 trial design - Further assess the pharmacologic profile of SRK-015 - Subset of patients with at least 6 months of treatment exposure SRK-015 has the potential to be the first muscle-directed therapy for patients with SMA 15

TGF1: Significant Opportunities in Oncology/Immuno-oncology and Fibrosis

TGF1 Plays Central Role in Multiple Diseases with Unmet Need Immuno-Oncology Tumor-Directed Therapy Oncology Myeloproliferative Disorders Upfront cash and equity investment: $80 million* One-time preclinical milestone: $25 million Additional milestones across 3 programs: Up to $1,425 million High single-to low double-digit tiered royalties on net sales Fibrosis 17 *Includes $30 million purchase of Scholar Rock common stock at price per share of $30.60

Inhibition of TGFβ1: Multipronged Approach for Immuno-Oncology

TGFβ1 is a key driver of immune system evasion by cancer cells


TGFβ1
Regulatory T cell
Tumor Associated Macrophage
Cancer Associated Fibroblasts (Stromal cells)
Tumor cells

Nature (on-line), Feb. 14, 2018

doi:10.1038/nature25501

TGFβ attenuates tumour response to PD-L1 blockade by contributing to exclusion of T cells

Sanjeev Mariathasan[1*], Shannon J. Turley[1*], Dorothee Nickles[1*], Alessandra Castiglioni[1], Kobe Yuen[1], Yulei Wang[1], Edward E. Kadel III[1], Hartmut Koeppen[1], Jillian L. Astarita[1], Rafael Cubas[1], Suchit Jhunjhunwala[1], Romain Banchereau[1], Yagai Yang[1], Yinghui Guan[1], Cecile Chalouni[1], James Ziai[1], Yasin Şenbabaoğlu[1], Stephen Santoro[1], Daniel Sheinson[1], Jeffrey Hung[1], Jennifer M. Giltnane[1], Andrew A. Pierce[1], Kathryn Mesh[1], Steve Lianoglou[1], Johannes Riegler[1], Richard A. D. Carano[1], Pontus Eriksson[2], Mattias Höglund[2], Loan Somarriba[3], Daniel L. Halligan[3], Michiel S. van der Heijden[4], Yohann Loriot[5], Jonathan E. Rosenberg[6], Lawrence Fong[7], Ira Mellman[1], Daniel S. Chen[1], Marjorie Green[1], Christina Derleth[1], Gregg D. Fine[1], Priti S. Hegde[1], Richard Bourgon[1] & Thomas Powles[8]

- Pathway analysis points to TGFβ1 as major determinant of resistance to anti-PDL1 (atezolizumab)
- TGFβ1 creates 'immune excluded' tumor microenvironment
- Anti-TGFβ antibody enhances anti-PDL1 treatment response in syngeneic EMT6 tumor model

SCHOLAR ROCK

18

Renewed Industry Interest in Potential Role Inhibition in Immuno-Oncology of TGF Feb. 5, 2019 “GSK and Merck KGaA, Darmstadt, Germany announce global alliance to jointly develop and commercialise M7824, a novel immunotherapy with potential in multiple difficult-to-treat cancers” June 10, 2019 “Merck to Acquire Tilos Therapeutics: Merck Gains Portfolio of Investigational Antibodies Modulating TGF” 19 *SRK-181-mIgG1 is the murine version of SRK-181 Differentiated approach with SRK-181: Fully human monoclonal antibody (mAb) Highly selective inhibitor of the activation of TGF1 precursor (latent form) Minimal or no binding to latent TGF2 and TGF3 isoforms In preclinical models: oTGF1-specific inhibition by SRK-181-mIgG1* rendered both TGF1-and TGF1/TGF3 co-expressing tumor models sensitive to anti-PD1 oCombination of SRK-181-mIgG1 and anti-PD1 led to tumor regression and survival benefit oImproved toxicity profile; avoided cardio tox associated with less selective approaches such as pan-TGF antibody and ALK5 inhibitor

TGFβ1 is the Predominant Isoform in Most Human Tumors

The Cancer Genome Atlas RNAseq analysis: >10,000 samples spanning 33 tumor types

- TGFβ1 prevalent in human cancers for which checkpoint therapies are approved
- Expression data for most tumor types suggest that TGFβ signaling mainly driven by TGFβ1


TGFB1 TGFB2 TGFB3
bladder urothelial carcinoma
head & neck squamous cell carcinoma
kidney clear cell carcinoma
kidney papillary cell carcinoma
liver hepatocellular carcinoma
lung adenocarcinoma
skin cutaneous melanoma
stomach adenocarcinoma
acute myeloid leukemia
adrenocortical cancer
brain lower grade glioma
breast invasive carcinoma
cervical & endocervical cancer
cholangiocarcinoma
colon adenocarcinoma
diffuse large B-cell lymphoma
esophageal carcinoma
glioblastoma multiforme
kidney chromophobe
lung squamous cell carcinoma
mesothelioma
ovarian serous cystadenocarcinoma
pancreatic adenocarcinoma
pheochromocytoma & paraganglioma
prostate adenocarcinoma
rectum adenocarcinoma
sarcoma
testicular germ cell tumor
thymoma
thyroid carcinoma
uterine carcinosarcoma
uterine corpus endometrioid carcinoma
uveal melanoma
scale
(% of patient samples (+) for TGFb isoform)
100
80
60
40
20
0

SCHOLAR ROCK
20

TGF1 Blockade with SRK-181-mIgG1 Rendered Preclinical Tumor Models Susceptible to Anti-PD1 Therapy Bladder Cancer Melanoma Anti-PD1 (10 mg/kg BIW) SRK-181-mIgG1 (30 mg/kg QW) SRK-181-mIgG1* (10 mg/kg QW) Anti-PD1 (10 mg/kg BIW) Endpoint 3/12 0/12 Responders 0/12 0/13 Anti-PD1/ SRK-181-mIgG1 (30 mg/kg QW) Anti-PD1/ SRK-181-mIgG1 (10 mg/kg QW) Anti-PD1/ SRK-181-mIgG1 (10 mg/kg QW) Anti-PD1/ SRK-181-mIgG1 (3 mg/kg QW) 8/11 4/9 4/14 8/14 Days after treatment initiation Preclinical data shown above as presented at American Association of Cancer Research (AACR) Annual Meeting (April 2019) *SRK-181-mIgG1 is the murine version of SRK-181; Responder defined as tumor size <25% endpoint volume at study end 21 Tumor volume (mm3)

Inhibiting TGF1 Alone Was Sufficient to Sensitize Preclinical TGF1/3-Expressing Breast Cancer Model Control Anti-PD1 (10 mg/kg BIW) Endpoint Responders 0/9 0/9 Anti-PD1/ SRK-181-mIgG1 (10 mg/kg QW) SRK-181-mIgG1* (10 mg/kg QW) 0/10 5/10 Days after treatment initiation Preclinical data shown above as presented at American Association of Cancer Research (AACR) Annual Meeting (April 2019) *SRK-181-mIgG1 is the murine version of SRK-181 22 Tumor volume (mm3) •EMT6 model expresses both TGF1 and TGF3 •Model is poorly responsive to PD1 blockade as a monotherapy •Combination of SRK-181-mIgG1 and anti-PD1 resulted in tumor regression or tumor control

SRK-181-mIgG1† Combined with Anti-PD1 Therapy Led to Significant Survival Benefit in Preclinical Tumor Models MBT-2 Bladder Cancer Model Cloudman S91 Melanoma Model EMT6 Breast Cancer Model ** ** * *** *** Days after treatment initiation Days after treatment initiation Days after treatment initiation * P<0.05 Log-rank (Mantel-Cox test) vs. anti-PD1 **P<0.01 *** P<0.001 Preclinical data shown above as presented at American Association of Cancer Research (AACR) Annual Meeting (April 2019) †SRK-181-mIgG1 is the murine version of SRK-181 23 Survival (%) Survival (%) Survival (%)

SRK-181-mIgG1 Combination Therapy Enabled Infiltration and Expansion of $CD8^+$ T cells in Preclinical Bladder Cancer Model

Anti-PD1



Anti-PD1/SRK-181-mIgG1 (10 mg/kg) led to increase in CD8+ cells



Combination treatment with anti-PD1/SRK-181-mIgG1 led to:

- Significant increase in effector T cells ($p<0.05$)
  - Expansion of CD8+ population to an average of 34% of the tumor's immune cells from a control average of 3.5%
- Significant decrease in intratumoral immunosuppressive myeloid cells ($p<0.05$)
  - Reduction in TAM/MDSC population to 14% of the tumor's immune cells from a control average of 47%



T cells
Myeloid cells
% CD45 of live events
% CD45
CD45+
CD3+
CD3+CD8+
CD3+CD4+
CD4+ Foxp3+
CD11b+
F4/80+ CD206-
F4/80+ CD206+
F4/80- GR1+
IgG
SRK181-mIgG1
anti-PD-1
anti-PD-1/SRK181-mIgG1

SCHOLAR ROCK

Preclinical data shown above as presented at American Association of Cancer Research (AACR) Annual Meeting (April 2019)

*SRK-181-mIgG1 is the murine version of SRK-181; Anti-PD1 dosed at 10 mg/kg twice weekly and SRK-181-mIgG1 dosed at 10 mg/kg weekly

24

TGFβ1 Isoform Specificity of SRK-181 Improved Preclinical Toxicity Profile

Repeat dose pilot toxicology study in adult female Sprague Dawley rats



Microscopic observations in heart
Valvulopathy
Atrium - Mixed cell infiltrate
Myocardium - Degeneration/necrosis
Myocardium - Hemorrhage
Myocardium - Mixed cell infiltrate, base
Coronary artery - Necrosis with inflammation
Cardiomyocyte - Necrosis/inflammatory cell infiltrate
Control
vehicle
iv, qwk x 4
LY2109761
300 mg/kg
po, qd x 8
PanTGFβAb
30 mg/kg
iv, 1 dose
SRK-181
10 mg/kg
iv, qwk x 4
30 mg/kg
iv, qwk x 4
100 mg/kg
iv, qwk x 4
Legend
Unremarkable
Minimal
Slight
Moderate

- Animals dosed with pan-TGFβ inhibitors, LY2109761 (inhibitor of ALK5, common TGFβ receptor kinase) or pan-TGFβ antibody, exhibited expected cardiac findings based on published data
- Exposure as assessed by SRK-181 serum concentration reached 2,300 µg/ml following 4 weekly doses of 100 mg/kg
- No SRK-181 related adverse effects were noted up to 100 mg/kg per week
- No cardiotoxicities (valvulopathy) were noted with SRK-181
- No observed adverse effect level (NOAEL) for SRK-181 was the highest dose evaluated (100 mg/kg QW)

SCHOLAR ROCK Preclinical data shown above as presented at American Association of Cancer Research (AACR) Annual Meeting (April 2019) 25

SRK-181: Advancing Development for Treatment of Cancers Resistant to Checkpoint Blockade Therapies (CBTs)

SRK-181 is a fully human antibody designed to bind to, and prevent the activation of, latent TGFβ1 with high affinity and high selectivity

TGFβ signaling	Implicated as a culprit in primary resistance to CBTs
Translational data analyses	TGFβ1 expression is prominent in many human tumor types for which CBTs is approved or showed clinical activity
Clinical correlation and preclinical model data	TGFβ1 excludes effector cell entry into the tumor and limits immune system access to tumor cells
Preclinical studies in syngeneic mouse tumor models resistant to CBT	Combination of SRK-181-mIgG1* with anti-PD1 led to tumor regression/control and significant survival benefit, including in models that express both TGFβ1 and TGFβ3
28-day pilot toxicology study in adult rats	SRK-181 showed no observed drug-related toxicity up to a weekly dose of 100 mg/kg for 4 weeks

SCHOLAR ROCK

*SRK-181-mIgG1 is the murine version of SRK-181

26

RGMc Program: Targeting the BMP6 Signaling Pathway

Anti-RGMc Therapy: Rational Solution that Directly Addresses the Underlying Pathobiology of Iron-Restricted Anemias Genetically validated pathway of iron regulation in humans RGMa and RGMb play many different physiological roles BMP6 RGMc (HJV) Iron homeostasis BMP6 RGMc BMP Receptor Inflam-mation P SMAD 1/5/8 CNS SMAD 4 Immunity Immunity RGMa RGMb Hepcidin Inflam-mation Growth Angio-genesis CNS Adapted from Crielaard et al, Nature Reviews , 2017 28

Scholar Rock’s RGMc-Selective Antibodies Show Potent Increase in Serum Iron In Vivo Antibodies resulted in increases in serum iron and decreases in UIBC Antibodies showed up to 3 weeks prolonged increase in serum iron in SD rats after a single 20 mpk dose * * 600 500 400 300 200 300 200 100 0 29 UIBC, µg/dL Serum iron (µg/dL) **********

Upcoming Key R&D Milestones

SRK-015 in SMA

- ✓ Initiate Phase 2 SMA proof-of-concept trial by the end of 1Q19
- ✓ Commence patient dosing in Phase 2 SMA proof-of-concept trial in 2Q19
- ○ Present final Phase 1 results at Cure SMA Annual Conference being held June 28-July 1, 2019
- ○ Announce Phase 2 trial read-outs:
  - Preliminary PK/PD analysis by end of 2019
  - Interim efficacy and safety analysis at 6 months in 1H20
  - Top-line results of 12-month treatment period 4Q20-1Q21

SRK-015

- ○ Identify next indication in 2020
  - Neuromuscular disorders
  - Other myostatin-related disorders

TGFβ1 Inhibitor

- ○ Advance cancer immunotherapy product candidate, SRK-181, into a Phase 1 trial mid-2020
- ○ Announce initial data from Phase 1 trial of SRK-181 in patients with solid tumors by end of 2021
- ○ Continue to advance active discovery programs for context-dependent inhibition of TGFβ1
- ○ Conduct fibrosis discovery and preclinical studies in partnership with Gilead

RGMc

- ○ Nominate product candidate in 1H20

SCHOLAR ROCK
30

Building Value in All Dimensions Building on Strong Financial Foundation Advancing Clinical Development Executing Strategic Collaboration Growing Innovative Pipeline 31

Appendix

SRK-015: Aligning Therapeutic Approach with Myostatin Biology

Scholar Rock's Guiding Principles for Neuromuscular Indication Selection	Key Characteristics of Spinal Muscular Atrophy (SMA)
Younger population	Genetic disorder with onset in childhood
At least partially intact innervation and no structural muscle abnormalities	Partial neural connectivity and atrophied muscles that largely retain structural integrity
Need for increase in fast-twitch muscle fibers	Substantial deficit in fast-twitch fibers
Clinical trial endpoint driven by fast-twitch fiber function	Fast-twitch fiber function has a prominent role in SMA outcome measures

SCHOLAR ROCK
33

Traditional Approaches Can Raise Significant Safety Concerns

Traditional Approaches Lack Selectivity

- Most inhibitors of active myostatin also inhibit GDF11 and may inhibit other growth factors as well
- Antibodies to ActRIIb and ligand trap approaches inhibit signaling of multiple ligands



Kidney formation
Reproductive function
GDF11
Activin A
Angiogenesis
Myostatin
BMP9

Scholar Rock Approach

Exquisite Selectivity By Targeting Precursor Form of Myostatin



SRK-015
proMyostatin
proGDF-11
proActivin
Myostatin
GDF-11
Activin A

SCHOLAR ROCK
34

Review of Preclinical Data in SMNΔ7 Mouse Models



WT
More Severe Model
Less Severe Model
Latent Myostatin (ng/mL)
10,000
1,000
100
NA
–
+
–
+
muSRK-015P*

- Achieved multi-fold increase in serum latent myostatin levels indicating target engagement
- Confirms presence of target in disease setting
- Lower latent myostatin levels in the SMA group may be attributable to reduced overall muscle mass



Maximum Torque (mN·m)
More Severe Model
Frequency of Nerve Stimulation in Hertz
0
50
100
150
Maximum Torque (mN·m)
Less Severe Model
Frequency of Nerve Stimulation in Hertz
SMN upregulator + muSRK-015P
SMN upregulator only

Treatment improved muscle mass and strength

- Maximal torque of the plantar flexor muscle group increased:
  - More severe model: 44%-51%
  - Less severe model: 20%-30%

SCHOLAR ROCK

*muSRK-015P is the parental clone of SRK-015 on a mouse IgG1 framework
Preclinical data published Nov 2018: Long, K., O'Shea, K., Khairallah, R., et al. Specific Inhibition of Myostatin Activation is Beneficial in Mouse Models of SMA Therapy. *Human Molecular Genetics*, ddy382

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SRK-015 Phase 1 Trial Design KEY OBJEC TIVES OF P HASE 1 Evaluate the safety and tolerability, pharmacokinetics, and pharmacodynamics of SRK-015 IV S I NGL E - A S CE ND I NG D O S E ( S A D ) MU LTIP LE - A S C END I NG D O S E ( M A D ) Design Subjects Dosing 36 Q2W dosing for 3 doses at: 10, 20, or 30 mg/kg Single doses at: 1, 3, 10, 20, or 30 mg/kg 26 Adult healthy volunteers (Ages 18-55) 40 Adult healthy volunteers (Ages 18-55) Double-blind, placebo-controlled 3:1 randomization Double-blind, placebo-controlled 3:1 randomization

SRK-015 Well Tolerated in Phase 1 Healthy Volunteer Trial • • Well-tolerated with no apparent safety signals SAD cohort: AEs* were observed in 30% (9/30) SRK-015-vs. 50% (5/10) placebo-treated subjects • No dose-limiting toxicities identified up to highest evaluated dose of 30 mg/kg - Most frequently reported AE: headache • MAD cohort: AEs observed in 35% (7/20) SRK-015-vs. 67% (4/6) placebo-treated subjects - No discontinuations due to treatment-related adverse events (AEs) No treatment-related SAE No hypersensitivity reactions - - - Most frequently reported AE: postural dizziness • Single reported SAE of gallstone-induced pancreatitis • Anti-drug antibody tests were negative in all SRK-015 treated subjects - Assessed by trial investigator as unrelated to SRK-015 treatment *Term “adverse event” noted in this presentation refers to a treatment-emergent adverse event, which is defined as an AE with onset after administration of study drug through the final follow-up visit, or in the event that onset time precedes study drug administration, the AE increases in severity during the post-dosing follow-up period 37

Phase 1 Pharmacokinetic (PK) Data Support Infrequent Dosing Single-Ascending Dose Multiple-Ascending Dose 38 SRK-015 Displayed Well-Behaved, Linear PK Profile •Minimal variability observed, consistent with that commonly observed with monoclonal antibodies •Dose-proportional serum drug exposure Half-Life Supports Infrequent Dosing •Serum half-life of 23-33 days across SRK-015 dose groups •Supports planned evaluation of once every 4-week (Q4W) dosing in Phase 2

Phase 1 Pharmacodynamic (PD) Data Demonstrate Robust Sustained Target Engagement and Single-Ascending Dose Multiple-Ascending Dose 10,000 1,000 Placebo 10 mg/kg 20 mg/kg 30 mg/kg 100 10 1 0 14 28 42 56 70 84 98 112 126 140 Time (days) 39 Latent Myostatin (ng/mL) Robust Target Engagement Observed •Single dose of SRK-015 led to marked increases in serum concentrations of latent myostatin •No meaningful change observed with placebo Evidence Supports Durable Target Saturation •Peak latent myostatin levels plateaued starting with a single dose at 3 mg/kg suggesting target saturation -Single dose at 1 mg/kg only attained approx. half of peak level •Plateau was sustained demonstrating durability of effect: -Up to Day 84 after single dose at 20 mg/kg -Up to at least Day 140 after multiple doses at 20 and 30 mg/kg First proof-of-mechanism in humans of Scholar Rock’s therapeutic approach targeting the latent form of growth factors

Highlights of Strategic Fibrosis Collaboration with Gilead Collaborating to Develop Innovative Therapies for Fibrotic Diseases Responsible for antibody discovery and preclinical research thru product candidate nomination for three TGF programs Upon option exercise, responsible for preclinical and clinical development and commercialization Retains exclusive worldwide rights to develop certain TGF antibodies for oncology and cancer immunotherapy Upfront cash and equity investment: $80 million* One-time preclinical milestone: $25 million Additional development, regulatory, and commercial milestones across 3 programs: Up to $1,425 million High single-to low double-digit tiered royalties on net sales 40 *Includes $30 million purchase of Scholar Rock common stock at price per share of $30.60